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                                                                    EXHIBIT 10.7

                                                                October 14. 1999

                              REGISTRATION RIGHTS
                                      AND
                            SHAREHOLDER'S AGREEMENT

          This Registration Rights and Shareholder's Agreement is entered into as of the 18th day of October, 1999, by and among Dendreon Corporation, a Delaware Corporation (the "Company") and Fresenius AG, a German Corporation ("Fresenius"). Fresenius is sometimes individually referred to herein as the "Shareholder".

                                  WITNESSETH:

          Whereas, pursuant to that certain Warrant Purchase Agreement dated the date hereof by and between the Company and Fresenius (the "Warrant Purchase Agreement"), Fresenius has acquired a warrant to purchase up to 250,000 shares of the Company's Common Stock (as defined in the Warrant Purchase Agreement); and

          Whereas, each of the parties considers the provisions contained herein to be in the best interest of the Company;

          Now, Therefore, in consideration of the premises and of the mutual consents and obligations hereinafter set forth, the parties hereto hereby agree as follows:

          1.   Registration Rights.

               1.1  Definitions. For purposes of this Agreement:

                    (a) The term "Securities Act" means the Securities Act of 1933, as amended, or any other statute in effect from time to time corresponding to such act.

                    (b) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement.

                    (c) The term "Registrable Securities" means (i) Common Stock issued to the shareholders, and (ii) any securities of the Company issued as a dividend or other distribution with respect to, or in exchange or in replacement of, such Common Stock.

                    (d) The term "Initial Public Offering" means the first underwritten public offering of the Company's securities pursuant to a registration statement in compliance with the Securities Act on Form S-1 or any successor form.

               1.2 Company Registration. If at any time or from time to time the Company proposes to register any of its Common Stock under the Securities Act in connection with a public offering of such securities solely for cash and shares of Common Stock held by persons

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other than the Company are to be included in such registration other than in connection with the initial public offering, the Company shall, each such time, promptly give Fresenius written notice of such proposed registration. Upon the written request of Fresenius given within twenty (20) days after mailing of any such notice by the Company, the Company shall use its reasonable best efforts to cause to be registered under the Securities Act all of the Registrable Securities that Fresenius has requested be registered.

               1.3 Registrations on Form S-3. If (i) the Company intends to file a registration statement on Form S-3 (or any successor form to Form S-3 regardless of its designation) for a public-offering of shares of the Registrable Securities, the reasonably anticipated aggregate price to the public of which would exceed Five Hundred Thousand Dollars ($500,000) and (ii) the Company is a registrant entitled to use Form S-3 to register such shares, then the Company shall notify Fresenius of such request and shall use its reasonable best efforts to cause to be registered on Form S-3 (or any successor form to Form S-3) all of the Registrable Securities that Fresenius requests to be so registered. Rights to registration under this paragraph 1.3 are in addition to, and not in lieu of, rights to registration under paragraph 1.2.

               1.4 Obligations of the Company. Whenever required under paragraphs 1.2 or 1.3 to use its reasonable best efforts to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                    (a) Prepare and file with the Securities and Exchange Commission ("SEC") a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become and remain effective; provided, however, that in connection with any proposed registration intended to permit an offering of any securities from time to time (i.e., a so-called "shelf registration"), the Company shall in no event be obligated to cause any such registration to remain effective for more than ninety (90) days.

                    (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition or all securities covered by such registration statement.

                    (c) Furnish to the Shareholders and deliver as directed such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                    (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the

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qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by the selling shareholders pro rata, to the extent permitted by such jurisdiction.

               1.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 that Fresenius shall furnish to the Company such information regarding Fresenius, the Registrable Securities held by it, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

               1.6 Company Registration Expenses. In the case of any registration effected pursuant to paragraphs 1.2 or 1.3, the Company shall bear all registration and qualification fees and expenses (excluding underwriters' discounts and commissions), including any additional costs and disbursements of counsel for the Company that result from the inclusion of securities held by Fresenius in such registration; provided, however, that Fresenius shall bear the fees and costs of its own counsel.

               1.7 Underwriting Requirements. In connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required to include any of Fresenius's Registrable Securities in such underwriting unless Fresenius accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company. If the total amount of Registrable Securities that the Shareholder and other shareholders of the Company with registration rights (the "Other Shareholders") request to be included in an offering exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, there shall be included in such registration that number of Registrable Securities which in the opinion of the underwriters can be sold, giving effect to the rights of the Other Shareholders, and the securities so included shall be apportioned pro rata among the selling shareholders according to the total amount of Registrable Securities owned by said selling Shareholder.

               1.8 Delay of Registration. Fresenius shall not have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

               1.9 Indemnification and Contribution. In the event any Registrable Securities are included in a registration statement pursuant to this
Section 1:

                    (a) To the extent permitted by law, the Company will indemnify and hold harmless Fresenius, any underwriter (as defined in the Securities Act) for it, and each person, if any, who controls Fresenius or underwriter within the meaning of the Securities Exchange Act of 1934 (the "1934 Act") against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act, the 1934 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus, or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the

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statements therein not misleading or arise out of any violation by the Company of any rule or regulation promulgated under the Securities Act or the 1934 Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and will reimburse Fresenius, such underwriter, or such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this paragraph 1.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld) nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by Fresenius, underwriter or controlling person.

                    (b) To the extent permitted by law, Fresenius will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act or the 1934 Act, and each agent and any underwriter for the Company (within the meaning of the Securities Act or the 1934 Act) against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer, controlling person, agent or underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or omission of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus, or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Shareholder expressly for use in connection with such registration; and each such Shareholder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, agent or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this paragraph 1.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Shareholder (which consent shall not be unreasonably withheld).

                    (c) Promptly after receipt by an indemnified party under this paragraph of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this paragraph, notify the indemnifying party in writing of the commencement thereof and (unless the interest of the indemnifying party conflicts with that of the indemnified party) the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel

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mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party, to the extent that it is prejudiced thereby, of any liability to the indemnified party under this paragraph, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this paragraph.

                    (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) Fresenius, or any controlling person of Fresenius, makes a claim for indemnification pursuant to this paragraph 1.9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right or appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this paragraph 1.9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of Fresenius or any such controlling person in circumstances for which indemnification is provided under this paragraph 1.9; then, and in each such case, the Company and Fresenius will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that Fresenius is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) Fresenius will not be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 1l(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

               1.10 Reports Under Securities Exchange Act of 1934. With a view to making available to the Shareholder the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit the Shareholder to sell securities of the Company to the public without registration, in the event that the Company becomes a reporting Company under the 1934 Act, the Company agrees to use its best efforts to:

                    (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to ninety
(90) days after the effective date of the first registration statement covering an underwritten public offering filed by the Company;

                    (b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and

                    (c) furnish to Fresenius upon request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company with the SEC as may be reasonably requested in availing Fresenius of any rule or regulation of the SEC permitting the selling of any such securities without registration.

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               1.11 Lockup Agreement. In consideration for the Company agreeing to its obligations under this Section 1, Fresenius agrees in connection with any registration of the Company's Common Stock for sale to the general public that, upon the request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make short sale of; loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for a period from the effective date of such registration as the Company or the underwriters may specify, but not longer than the shortest period with respect to lockup arrangements applicable to any officer, director or five percent shareholder of the Company who has registration rights.

          2.   "Drag-Along" Rights.

               2.1 "Drag-Along" Rights. In the event that a majority of the outstanding shares of the Company's Preferred or Common Stock receives a bona fide written offer of purchase, the Company shall provide copies of such written offer to Fresenius as soon as reasonably possible. If the holders of a majority of the outstanding shares of Preferred or Common Stock agree to the terms and conditions of the sale, then Fresenius shall likewise be bound to the same terms and conditions and shall accept the offer and complete the transaction.

               2.2 Termination of "Drag Along" Rights. The rights and restrictions provided in Section 2.1 hereof shall terminate upon the completion of the Company's Initial Public Offering.

          3. Repurchase Obligation. The Company agrees that in the event the holders of a majority of the outstanding shares of the company's Preferred Stock or Common Stock, not including Fresenius, agree to enter into any transaction that would result in the sale or exchange by such holders of a majority of the outstanding shares of the Company's Preferred Stock or Common Stock, as the case may be, the Company shall no later than 10 (ten) days prior to such transaction provide a notice thereof to Fresenius. The notice shall set forth (a) the number of shares of Preferred or Common Stock to be transferred, (b) the principal terms of the transfer, including the minimum price at which the shares of Preferred or Common Stock are intended to be transferred, (c) the identity of the proposed purchaser, and (d) an offer to purchase on substantially the same terms and conditions, a number of shares of Common Stock then held by Fresenius, determined by multiplying the number of shares of Common Stock held by Fresenius by a fraction, the numerator of which shall be the number of shares of Preferred or Common Stock which such holders have agreed to transfer and the denominator of which shall be the number of shares of Preferred or Common Stock outstanding immediately prior to the transfer of any of the shares of Preferred or Common Stock to the purchaser or, at the option of Fresenius, a lessor number of shares. The foregoing rights shall terminate upon the completion of the Company's Initial Public Offering.

          4. Notices. All notices required or permitted to be given to the Shareholder or the Company pursuant to any of the terms hereof shall be sent by certified mail, return receipt requested, postage prepaid, addressed to the Shareholder or the Company at the addresses set forth on the signature pages hereto.

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          5.   Entire Agreement. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof.

          6. Amendments and Waivers. Any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Shareholder and the Company. Any amendment or waiver effected in accordance with this Section shall be binding upon each party to this Agreement, any person who may become a party, and the Company.

          7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, legal representatives, successors and assigns.

          8. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

          9. Applicable Law. This Agreement shall be governed by the laws of the State of New York without regard to conflict or choice of law provisions.

     In Witness Whereof, the parties have executed this Agreement as of the date first above written.

                                     Dendreon Corporation

                                     By:   /s/ Christopher S. Henney
                                        -------------------------------
                                     Name:     Christopher S. Henney
                                          -----------------------------
                                     Title:    President
                                           ----------------------------

                                     3005 - 1st Avenue
                                     Seattle, WA 98121-1010
                                     USA

                                     Fresenius Ag

                                     By:   /s/ illegible
                                        -------------------------------
                                     Name:_____________________________
                                     Title:____________________________

                                     Else-Kr6ner-StraBe 1
                                     61346 Bad Homburg v.d.h.
                                     Germany

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